Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

De Lage Landen Financial Services, Inc.

1111 Old Eagle School Road

Wayne, PA 19087

Ladies and Gentlemen:

PricewaterhouseCoopers LLP (“we”, “us” or “PwC”) has performed the procedures enumerated below, which were agreed to by De Lage Landen Financial Services, Inc. (as the engaging party) and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, and SG Americas Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in determining the accuracy of certain attributes of certain collateral assets which may be included in the issuance of asset-backed notes by DLLMT 2023-1 LLC (the “Transaction”). De Lage Landen Financial Services, Inc. (the “Company” or “Responsible Party”) is the sponsor of the Transaction and is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 160 receivables. As instructed by the Company, we randomly selected 160 receivables from the Preliminary Pool Listing (defined below) (the “Sample Receivables”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLMT 2023-1
April 13, 2023
Page 2 of 5

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the offering memorandum or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering memorandum or other Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Company; and

•

The adequacy of the sample size, as provided by the Company and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I.

Data, Information, and Documents Provided

The Company provided the following data, information and documents:

A.	Excel data file, which the Company represents contains a listing of all receivables which may be transferred to DLLMT 2023-1 LLC as part of the Transaction (the “Preliminary Pool Listing”).

B.

For each Sample Receivable, screenshots from OLM, the Company’s receivable system, received by us on March 28, 2023 and April 3, 2023; and for 38 Sample Receivables, additional screenshot from OLM with the booking date which the Company represents, is the Commencement Date for each such Sample Receivable (the “Receivable Files”).

C.

Excel data file containing certain data fields for the Sample Receivables which the Company represents is extracted from the Company’s OLM system as of February 28, 2023 (the “Sample Receivables Extract File”).

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLMT 2023-1
April 13, 2023
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D.	An Excel data file containing additional information related to the frequency and payment amount for the Sample Receivables (the “Cashflows File”).

E.

Screenshots of the billing information form for Sample Receivables #36, #44, and #104, and screenshots of the loan/lease agreements or schedules for Sample Receivables #70, #74, and #152 (collectively, the “Additional Screenshots”).

The data, information and documents listed above are collectively referred to as the “Data, Information, and Documents”.

Procedures Performed

A.	For each Sample Receivable, we compared the items listed below as set forth in the Sample Receivables Extract File to the respective information contained in the Receivable Files:

1.	Contract Number

2.	Obligor Name[1]

3.	Billing State[2]

4.	Original Term

5.	Residual Value

6.	Commencement Date[3]

7.	Maturity Date

8.	Payment Amount[4]

B.	For each Sample Receivable, we compared the Payment Frequency as set forth in the Sample Receivables Extract File to the information contained in the Cashflows File.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of certain collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

[1]	Obligor Name: The Company instructed us to perform the comparison of Obligor Name without regard to spacing or punctuation (e.g., commas, quotes, etc.).
[2]

Billing State: For Sample Receivables #36, #44, #70, #74, #104, and #152, the Company instructed us to compare the Sample Receivables Extract File to the information contained in the Additional Screenshots.

[3]

Commencement Date: In cases where the value in the “Start Date” field of the Receivables File did not agree with the Sample Receivables Extract File, the Company instructed us to use the value in the “Date Booked” field of the Receivables File.

[4]

Payment Amount: In cases where the Payment Amount as set forth in the Sample Receivables Extract File did not agree with the Payment Amount in the Receivables Files, the Company instructed us to compare the Payment Amount in the Sample Receivables Extract File to the Payment Amount in the Cashflows File.

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLMT 2023-1
April 13, 2023
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In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

April 13, 2023

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLMT 2023-1
April 13, 2023
Page 5 of 5

Exhibit I

No exceptions were identified other than as noted in the table below.

Sample Receivable	Procedure	Description	Comments
19	A3	Billing State	“FL” on the Receivable Files vs. “NC” on the Sample Receivables Extract File
87	A3	Billing State	“OH” on the Receivable Files vs. “PA” on the Sample Receivables Extract File